UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2005 (October 14, 2005)

THE CYBER GROUP NETWORK CORPORATION

(Exact name of registrant as specified in Charter)

Nevada	000-28153	33-0901534
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Post Office Box 948264, Maitland, FL 32794-8264

(Address of Principal Executive Offices)

(407) 645-4433

 (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

Item 1.01   Entry into a Material Definitive Agreement

On October 14, 2005, the Registrant, R. Scott Cramer, Steve Lowe, David Wassung (all hereinafter collectively referred to as the “CGPN Shareholders”), Skystar Bio-Pharmaceutical Company, a Cayman Island Company (“Skystar”) and the shareholders of 100% of Skystar’s common stock (the “Skystar Shareholders”) entered into an amendment (the “Amendment”) to the Share Exchange Agreement dated as of September 20, 2005 in order to extend the closing deadline to October 31, 2005. All other terms of the Share Exchange Agreement, as amended, will remain the same.

The information set forth above is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 and by this reference made a part hereof.

Item 9.01   Financial Statement and Exhibits

Exhibit Number	Description

10.1	Second Amendment to Share Exchange Agreement dated October 14, 2005.

[SIGNATURES PAGE FOLLOWS]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2005	The Cyber Group Network Corporation

	By:	/s/ R. Scott Cramer
R. Scott Cramer Chief Executive Officer and Chief Financial Officer

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